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                                                      Total Number of Pages: 3
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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  January 29, 1999
                                                  ------------------
                                  CYGNUS, INC.
              --------------------------------------------------
              (Exact name of registrant as specified in charter)



     DELAWARE                      0-18962                  94-2978092
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(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)


400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA                    94063-4719
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (650) 369-4300
                                                    --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  OTHER EVENTS.

          On January 28, 1999, Cygnus, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing the submission of the first part of the pre-market approval application (PMA) for the GlucoWatch (Registered Trademark) Automatic Glucose Biographer. The Company also announced the completion of the first of two additional small clinical studies agreed upon with the FDA for the GlucoWatch (Registered Trademark) Biographer.


Item 7. Financial Statements and Exhibits.

    (c)  Exhibits.

    Exhibit Number
    ---------------
        99.1 Press Release by Cygnus, Inc. dated January 28, 1999 referred to in Item 5 above.







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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CYGNUS, INC.



DATE:  January 29, 1999              By: /s/ Barbara G. McClung
                                      -----------------------------------
                                      Name:  Barbara G. McClung
                                      Title:  Vice President and General Counsel



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                                   EXHIBIT INDEX

EXHIBIT
NUMBER              DOCUMENT DESCRIPTION
-------             --------------------

   99.1 Press Release by Cygnus, Inc. dated January 28, 1999. Refer to Item 5 above.